SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 7, 2003


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

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VSE CORPORATION


Item 5.  Other Events and Regulation FD Disclosure

On March 7, 2003, the registrant issued a news release, a copy of which is attached to this report as Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit 99 Copy of news release dated March 7, 2003, captioned "VSE Discontinues Pursuit of Strategic Alternatives."

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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  March 7, 2003
                                         /s/ C. S. Weber
                                         -------------------------------
                                         C. S. Weber
                                         Executive Vice President, Chief
                                         Administrative Officer and Secretary